UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_______________________________________________

FORM 8-K

_______________________________________________________________________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 8, 2017

_______________________________________________

TRI Pointe Group, Inc.

(Exact name of registrant as specified in its charter)

_______________________________________________________________________________

Delaware	1-35796	61-1763235

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

19540 Jamboree Road, Suite 300, Irvine, California	92612

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (949) 438-1400

Not Applicable

(Former name or former address, if changed since last report.)

_______________________________________________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

_____________________________________________________________________________________________________________________________________________________________________________________

Item 8.01	Other Events

On June 8, 2017, TRI Pointe Group, Inc. (the “Company”) issued $300,000,000 aggregate principal amount of 5.25% Senior Notes due 2027 (the “Notes”) pursuant to the terms of an underwriting agreement dated June 5, 2017 (the “Underwriting Agreement”) among the Company, the guarantors named therein and J.P. Morgan Securities LLC, as representative of the several underwriters named therein (the “Underwriters”). The net proceeds from the offering were approximately $297 million, before expenses but after deducting the underwriting discount.

The Notes sold pursuant to the Underwriting Agreement were registered under the Company’s registration statement on Form S-3 filed on May 23, 2016 (File No. 333-211523) and were issued pursuant to an indenture between the Company and U.S. Bank National Association, as trustee (the “Trustee”), dated as of May 23, 2016 (the “Base Indenture”), as supplemented by the second supplemental indenture between the Company, the guarantors party thereto and the Trustee, dated as of June 8, 2017 (the “Second Supplemental Indenture”).

The foregoing descriptions of the Underwriting Agreement, the Base Indenture and the Second Supplemental Indenture are qualified in their entirety by the terms of such agreements, which are filed as Exhibit 1.1 hereto, Exhibit 4.1 to Form S-3 filed May 23, 2016 and Exhibit 4.1 hereto, respectively, and incorporated herein by reference. The foregoing description of the Notes is qualified in its entirety by reference to the full text of the form of the 5.25% Senior Note due 2027, which is filed hereto as Exhibit 4.2, and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

The following exhibits are filed as part of this Report.

Exhibit Number	Description
1.1	Underwriting Agreement, dated as of June 5, 2017, among TRI Pointe Group, Inc. and J.P. Morgan Securities LLC, as representative of the several underwriters named therein.
4.1	Second Supplemental Indenture, dated as of June 8, 2017, among TRI Pointe Group, Inc., the guarantors party thereto and U.S. Bank National Association, as trustee.
4.2	Form of 5.25% Senior Note due 2027
5.1 5.2 5.3 5.4 5.5 5.6

Opinion of Gibson, Dunn and Crutcher LLP

Opinion of Chapoton Sanders Scarborough, LLP

Opinion of Titus Brueckner & Levine PLC

Opinion of Fikso Kretschmer Smith Dixon Ormseth PS

Opinion of McDonald Carano, LLP

Opinion of Young Conaway Stargatt & Taylor, LLP

12.1	Statement regarding computation of ratio of earnings to fixed charges
23.1 23.2 23.3 23.4 23.5 23.6

Consent of Gibson, Dunn and Crutcher LLP (included in Exhibit 5.1)

Consent of Chapoton Sanders Scarborough, LLP (included in Exhibit 5.2)

Consent of Titus Brueckner & Levine PLC (included in Exhibit 5.3)

Consent of Fikso Kretschmer Smith Dixon Ormseth PS (included in Exhibit 5.4)

Consent of McDonald Carano, LLP (included in Exhibit 5.5)

Consent of Young Conaway Stargatt & Taylor, LLP (included in Exhibit 5.6)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 8, 2017

TRI Pointe Group, Inc.

By	/s/ Bradley W. Blank
Bradley W. Blank
Vice President, General Counsel and Secretary

Exhibit Index

Exhibit	Description
1.1	Underwriting Agreement, dated as of June 5, 2017, among TRI Pointe Group, Inc. and J.P. Morgan Securities LLC, as representative of the several underwriters named therein.
4.1	Second Supplemental Indenture, dated as of June 8, 2017, among TRI Pointe Group, Inc., the guarantors party thereto and U.S. Bank National Association, as trustee.
4.2	Form of 5.25% Senior Note due 2027
5.1 5.2 5.3 5.4 5.5 5.6

Opinion of Gibson, Dunn and Crutcher LLP

Opinion of Chapoton Sanders Scarborough, LLP

Opinion of Titus Brueckner & Levine PLC

Opinion of Fikso Kretschmer Smith Dixon Ormseth PS

Opinion of McDonald Carano, LLP

Opinion of Young Conaway Stargatt & Taylor, LLP

12.1 23.1 23.2 23.3 23.4 23.5 23.6

Statement regarding computation of ratio of earnings to fixed charges

Consent of Gibson, Dunn and Crutcher LLP (included in Exhibit 5.1)

Consent of Chapoton Sanders Scarborough, LLP (included in Exhibit 5.2)

Consent of Titus Brueckner & Levine PLC (included in Exhibit 5.3)

Consent of Fikso Kretschmer Smith Dixon Ormseth PS (included in Exhibit 5.4)

Consent of McDonald Carano, LLP (included in Exhibit 5.5)

Consent of Young Conaway Stargatt & Taylor, LLP (included in Exhibit 5.6)